October 2020

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective October 1, 2020, the Board of Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) approved a Managed Distribution Plan (the “VTA Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective. The VTA Plan, the VVR Plan and the VLT Plan are collectively referred to herein as the “Plans.”

The following tables sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Plans. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

	OCTOBER 2020
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total Current Distribution (common share)
Fund	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0808	83.82%	$0.0000	0.00%	$0.0156	16.18%	$0.0964
Invesco Dynamic Credit Opportunities Fund	$0.0484	64.53%	$0.0000	0.00%	$0.0266	35.47%	$0.0750
Invesco Senior Income Trust	$0.0180	85.71%	$0.0000	0.00%	$0.0030	14.29%	$0.0210

	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) September 30, 2020*
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total FYTD Distribution (common share)
Fund	Per Share Amount	% of 2020 Distribution	Per Share Amount	% of 2020 Distribution	Per Share Amount	% of 2020 Distribution
Invesco High Income Trust II	$0.5980	88.62%	$0.0000	0.00%	$0.0768	11.38%	$0.6748
Invesco Dynamic Credit Opportunities Fund	$0.4961	94.50%	$0.0000	0.00%	$0.0289	5.50%	$0.5250
Invesco Senior Income Trust	$0.1204	77.18%	$0.0000	0.00%	$0.0356	22.82%	$0.1560

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The final determination of the source and tax characteristics of all distributions in 2020 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

	Fiscal Year-to-date March 1, 2020 to September 30, 2020			Five year period ending September 30, 2020
Fund	Fiscal Year-to-date Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	-0.05%	4.79%	8.21%	6.60%
Invesco Dynamic Credit Opportunities Fund	-5.34%	4.77%	8.17%	5.37%
Invesco Senior Income Trust	-3.78%	3.68%	6.16%	4.50%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2020 through September 30, 2020) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of September 30, 2020.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2020.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending September 30, 2020. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For more information, call 1-800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.2 trillion in assets on behalf of clients worldwide as of August 31, 2020. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

November 2020

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective October 1, 2020, the Board of Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) approved a Managed Distribution Plan (the “VTA Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective. The VTA Plan, the VVR Plan and the VLT Plan are collectively referred to herein as the “Plans.”

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Plans. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	NOVEMBER 2020
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0775	80.39%	$0.0000	0.00%	$0.0189	19.61%	$0.0964
Invesco Dynamic Credit Opportunities Fund	$0.0535	71.33%	$0.0000	0.00%	$0.0215	28.67%	$0.0750
Invesco Senior Income Trust	$0.0175	83.33%	$0.0000	0.00%	$0.0035	16.67%	$0.0210

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) October 31, 2020*
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2020 Distribution	Per Share Amount	% of 2020 Distribution	Per Share Amount	% of 2020 Distribution
Invesco High Income Trust II	$0.6843	88.73%	$0.0000	0.00%	$0.0869	11.27%	$0.7712
Invesco Dynamic Credit Opportunities Fund	$0.5711	95.18%	$0.0000	0.00%	$0.0289	4.82%	$0.6000
Invesco Senior Income Trust	$0.1414	79.89%	$0.0000	0.00%	$0.0356	20.11%	$0.1770

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The final determination of the source and tax characteristics of all distributions in 2020 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2020 to October 31, 2020			Five year period ending October 31, 2020
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	0.17%	5.51%	8.26%	5.68%
Invesco Dynamic Credit Opportunities Fund	-5.87%	5.53%	8.29%	5.14%
Invesco Senior Income Trust	-3.44%	4.19%	6.17%	4.53%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2020 through October 31, 2020) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of October 31, 2020.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2020.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending October 31, 2020. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For more information, call 1-800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our 13 distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.2 trillion in assets on behalf of clients worldwide as of October 31, 2020.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

December 2020

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective October 1, 2020, the Board of Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) approved a Managed Distribution Plan (the “VTA Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective. The VTA Plan, the VVR Plan and the VLT Plan are collectively referred to herein as the “Plans.”

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Plans. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	DECEMBER 2020
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0528	54.77%	$0.0000	0.00%	$0.0436	45.23%	$0.0964
Invesco Dynamic Credit Opportunities Fund	$0.0320	42.67%	$0.0000	0.00%	$0.0430	57.33%	$0.0750
Invesco Senior Income Trust	$0.0164	78.10%	$0.0000	0.00%	$0.0046	21.90%	$0.0210

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) November 30, 2020*
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2020 Distribution	Per Share Amount	% of 2020 Distribution	Per Share Amount	% of 2020 Distribution
Invesco High Income Trust II	$0.7580	87.37%	$0.0000	0.00%	$0.1096	12.63%	$0.8676
Invesco Dynamic Credit Opportunities Fund	$0.6333	93.82%	$0.0000	0.00%	$0.0417	6.18%	$0.6750
Invesco Senior Income Trust	$0.1609	81.26%	$0.0000	0.00%	$0.0371	18.74%	$0.1980

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The final determination of the source and tax characteristics of all distributions in 2020 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2020 to November 30, 2020			Five year period ending November 30, 2020
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	6.06%	5.89%	7.85%	7.36%
Invesco Dynamic Credit Opportunities Fund	-0.30%	5.91%	7.88%	6.56%
Invesco Senior Income Trust	0.51%	4.52%	5.96%	5.65%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2020 through November 30, 2020) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of November 30, 2020.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2020.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending November 30, 2020. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For more information, call 1-800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.2 trillion in assets on behalf of clients worldwide as of November 30, 2020.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

January 2021

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective October 1, 2020, the Board of Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) approved a Managed Distribution Plan (the “VTA Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective. The VTA Plan, the VVR Plan and the VLT Plan are collectively referred to herein as the “Plans.”

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Plans. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	JANUARY 2021
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0635	65.87%	$0.0000	0.00%	$0.0329	34.13%	$0.0964
Invesco Dynamic Credit Opportunities Fund	$0.0450	60.00%	$0.0000	0.00%	$0.0300	40.00%	$0.0750
Invesco Senior Income Trust	$0.0166	79.05%	$0.0000	0.00%	$0.0044	20.95%	$0.0210

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) December 31, 2020*
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2020 Distribution	Per Share Amount	% of 2020 Distribution	Per Share Amount	% of 2020 Distribution
Invesco High Income Trust II	$0.8328	86.39%	$0.0000	0.00%	$0.1312	13.61%	$0.9640
Invesco Dynamic Credit Opportunities Fund	$0.6996	93.28%	$0.0000	0.00%	$0.0504	6.72%	$0.7500
Invesco Senior Income Trust	$0.1799	82.15%	$0.0000	0.00%	$0.0391	17.85%	$0.2190

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The final determination of the source and tax characteristics of all distributions in 2020 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2020 to December 31, 2020			Five year period ending December 31, 2020
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	9.28%	6.40%	7.68%	8.77%
Invesco Dynamic Credit Opportunities Fund	3.03%	6.39%	7.67%	7.55%
Invesco Senior Income Trust	3.12%	4.90%	5.84%	6.62%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2020 through December 31, 2020) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of December 31, 2020.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2020.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending December 31, 2020. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For more information, call 1-800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.3 trillion in assets on behalf of clients worldwide as of December 31, 2020.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

February 2021

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective October 1, 2020, the Board of Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) approved a Managed Distribution Plan (the “VTA Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective. The VTA Plan, the VVR Plan and the VLT Plan are collectively referred to herein as the “Plans.”

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Plans. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	FEBRUARY 2021
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0805	83.51%	$0.0000	0.00%	$0.0159	16.49%	$0.0964
Invesco Dynamic Credit Opportunities Fund	$0.0722	96.27%	$0.0000	0.00%	$0.0028	3.73%	$0.0750
Invesco Senior Income Trust	$0.0210	100.00%	$0.0000	0.00%	$0.0000	0.00%	$0.0210

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) January 31, 2021*
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of FYE 2/28/21 Distribution	Per Share Amount	% of FYE 2/28/21 Distribution	Per Share Amount	% of FYE 2/28/21 Distribution
Invesco High Income Trust II	$0.9056	85.40%	$0.0000	0.00%	$0.1548	14.60%	$1.0604
Invesco Dynamic Credit Opportunities Fund	$0.7625	92.42%	$0.0000	0.00%	$0.0625	7.58%	$0.8250
Invesco Senior Income Trust	$0.2029	84.54%	$0.0000	0.00%	$0.0371	15.46%	$0.2400

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The final determination of the source and tax characteristics of all distributions in 2021 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2020 to January 31, 2021			Five year period ending January 31, 2021
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	9.18%	7.03%	7.67%	9.34%
Invesco Dynamic Credit Opportunities Fund	4.57%	6.92%	7.54%	8.54%
Invesco Senior Income Trust	4.59%	5.28%	5.74%	7.49%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2020 through January 31, 2021) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of January 31, 2021.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2021.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending January 31, 2021. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For more information, call 1-800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.3 trillion in assets on behalf of clients worldwide as of January 31, 2021.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

March 2021

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective October 1, 2020, the Board of Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) approved a Managed Distribution Plan (the “VTA Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.075 per share.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective. The VTA Plan, the VVR Plan and the VLT Plan are collectively referred to herein as the “Plans.”

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Plans. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Funds’ investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	MARCH 2021
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0625	64.83%	$0.0000	0.00%	$0.0339	35.17%	$0.0964
Invesco Dynamic Credit Opportunities Fund	$0.0389	51.87%	$0.0000	0.00%	$0.0361	48.13%	$0.0750
Invesco Senior Income Trust	$0.0210	100.00%	$0.0000	0.00%	$0.0000	0.00%	$0.0210

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 28, 2021*
	Net Investment Income		Net Realized Capital Gains		Return of Capital (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of FYE 2/28/21 Distribution	Per Share Amount	% of FYE 2/28/21 Distribution	Per Share Amount	% of FYE 2/28/21 Distribution
Invesco High Income Trust II	$0.9333	80.68%	$0.0000	0.00%	$0.2235	19.32%	$1.1568
Invesco Dynamic Credit Opportunities Fund	$0.8209	91.21%	$0.0000	0.00%	$0.0791	8.79%	$0.9000
Invesco Senior Income Trust	$0.2231	85.48%	$0.0000	0.00%	$0.0379	14.52%	$0.2610

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The final determination of the source and tax characteristics of all distributions in 2021 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2020 to February 28, 2021			Five year period ending February 28, 2021
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	10.24%	7.72%	7.72%	9.28%
Invesco Dynamic Credit Opportunities Fund	6.84%	7.53%	7.53%	9.12%
Invesco Senior Income Trust	6.26%	5.75%	5.75%	7.95%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2020 through February 28, 2021) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of February 28, 2021.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2021.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending February 28, 2021. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For more information, call 1-800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.3 trillion in assets on behalf of clients worldwide as of February 28, 2021.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—